BUSINESS LOAN AGREEMENT

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 Principal   Loan Date    Maturity   Loan No   Call   Collateral  Account  Officer  Initials
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
$900,000.00  08-21-1997  08-21-1999  9008949              208     9008949   gs196
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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Borrower: Colonial Downs Holdings, Inc.     Lender: Citizens and Farmers Bank
          3610 North Court House Road               Administratlon
          Providence Forge, VA 23140                P. O. Box 391
                                                    802 Main Street
                                                    West Point, VA 23181

================================================================================

THIS BUSINESS LOAN AGREEMENT between Colonial Downs Holdings, Inc. ("Borrower") and Citizens and Fanmers Bank ("Lender") is made on the following terms and conditions. Borrower has received prior commercial loans trom Lender or has applied to Lender tor a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and tinanciat accommodations. together with all tuture loans and financial accommodations trom Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender Is relying upon Bonower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending ot any Loan by Lender at all times shall be subject to Lenderis sole judgment and discretion; and (c) ali such Loans shall be and shall remain subject to the following terms and conditions ot this Agreement.

TERM. This Agreement shall be effective as of August 14, 1997, and shall continue thereaHer until all Indebtedness of Bonrower to Lender has been performed in full and the parties terminate this Agreement in wnting.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise detned in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower. The word "Borrower" means Colonial Downs Holdings, Inc. and its successors and assigns. The word "Borrower" also includes, as applicable, all subsidianes and affiliates of Bonrower as provided below in the paragraph titled "Subsidianes and Affiliates."

CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

Collateral. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a secunty device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

ERISA. The word "ERISA" means the Employee Retirement Income Secunty Act of 1974, as amended.

Event ot Detault. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

Grantor. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, and their personal representatives, successors and assigns.

Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness and their personal representatives, successors and assigns.

Indebtedness. The word "Indebtedness" means and includes without limitation all Loans, including all pnncipal, interest and other fees, costs and charges, if any, together with all other present and future liabilities and obligations of Bonrower, or any one or more of them, to Lender, whether direct or indirect, matured or unmatured, and whether absolute or contingent, joint, several, or joint and several, and no maHer how the same may be evidenced or shall arise.

Lender. The word "Lender" means Citizens and Farmers Bank, its successors and assigns.

Loan. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations descnbed herein or described on any exhibit or schedule aHached to this Agreement from time to time.

Note. The word "Note" means and includes without limitation Bonrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or retnancing note or notes therefor.

Permitted Liens. The words "PermiHed Liens" mean: (a) liens and secunty interests secunng Indebtedness owed by Bonrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or camers, or other like liens ansing in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money secunty interests upon or in any property acquired or held by Borrower in the ordinary cou:se of business to secure indebtedness outstanding on the date of this Agreement or permiHed to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and secunty interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and secunty interests which in the aggregate constitute an immatenal and insignidcant monetary amount with respect to the net value of Bonrower's assets.

Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, secunty agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafler existing, executed in connection with the Indebtedness.

Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Secunty I merest.

Security Interest. The words "Secunty Interest" mean and include without limitation any and all types of liens and encumbrances, whether created by law, contract, or otherwise.

SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under


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08-21-1997                  BUSINESS LOAN AGREEMENT                       Page 2
Loan No 9008949                  (Continued)
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this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) Security Agreements grantin, to Lender secunty interests in the Collateral, (c) Financing Statements perfecting Lenders Security Interests; (d) evidence of insurance as required below; and (e) any other documents required under this Agreement or by Lender or its counsel.

Borrower's Authorization. Bonrower shall have provided in form and substance satisfactory to Lender property certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the state of Bonrower's incorporation and is validly existing and in good standing in all states in which Borrower is doing business. Bonower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

Authorization. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed delivered or performed by Borrower, have been duly authonzed by all necessary action by Bonrower; do not require the consent or approval of any other person, regulatory authonty or governmental body; and do not conHict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no matenal adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Bonrower has no matenal contingent obligations except as disclosed in such financial statements.

Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Bonrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Secunty Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Bonrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

Hazardous Substances. The terms "hazardous waste," "hazardous substance,n "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Matenals Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservahon and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in wnting, Bonower represents and warrants that: (a) During the penod of Bonrowers ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties.
(b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any pnor owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Bonrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Bonrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower oecomes liable for cleanup or other costs under any such laws, and b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directiv or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring pnor to Bonrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive he payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

Litigatton and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and ail taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Bonrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in wnting, Borrower has not entered into or granted any Secunty Agreements, or permitted the filing or attachment of any Secunty Interests on or affecting any of the Collateral directly or indirectly secunng repayment of Borrower's Loan and Note, that would be pnor or that may in any way be supenor to Lendeds Security Interests and nghts in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all

08-21-1997                  BUSINESS LOAN AGREEMENT                       Page 3
Loan No 9008949                  (Continued)
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of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all matenal respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

Location of Borrower's Offices and Records. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 3610 North Court House Road, Providence Forge, VA 23140. Unless Borrower has designated otherwise in wnting this location is also the offlce or offlces where Bonrower keeps its records concerning the Collateral.

Information. All information heretofore or contemporaneously herewith furnished by Bonrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

Survival of Representations and Warranties. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in making the above referenced Loan to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in fult force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

Litigation. Promptly inform Lender in writing of (a) all matenal adverse changes in Bonrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Bonrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with generally accepted accounting pnnciples, applied on a consistent basis and permit Lender to examine and audit Borrower's books and records at all reasonable times.

Additlonal Intormation. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Bonrower's financial condition and business operations as Lender may request from time to time.

Insurance. Maintain fire and other nsk insurance, public liability insurance, and such other insurance as Lender may from time to time reasonably require with respect to Bonrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from hme to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior wntten notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covenng assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the nsks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more oflen than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Bonrower.

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereaHer existing, between Bonrower and any other party and notify Lender immediately in wnting of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for Bonrowers business operations, unless specifically consented to the contrary by Lender in wnting.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, pnor to the date on which penalties would aKach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or orofits. Provided however, Bonrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on ~is books adequate reserves with respect to such contested assessment, tax, charge, levy, lier, or claim in accordance with generally accepted accounting practices. Bonrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropnate governmental official to deliver to Lender at any time a wriHen statement of any assessments, taxes, charges, levies, liens and claims against Borrowers properties, income, or profits.

Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

Operations. Maintain executive and management personnel with substantially the same qualifications and expenence as the present executive and management personnel; provide wnHen notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Amencans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Bonrower's other properties and to examine or audit Bonrower's books, accounts, and records and to make copies and memoranda of Bonrower's books, accounts, and records. If Borrower now or at any hme hereaHer maintains any records (including without limitahon computer generated records and computer software programs for the generation of such records) in the possession of a third party, Bonrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

08-21-1997                  BUSINESS LOAN AGREEMENT                       Page 2
Loan No 9008949                  (Continued)
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Compliance Certificate. Unless waived in wnting by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

Environmental Compliance and Reports. Bonrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Bonrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropnate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty
(30) days aHer receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such prom~ssory notes, mortgages, deeds of trust, security agreements, f~nanc~ng statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except U.S. federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (a) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (b) reduce the amounts payable to Lender under this Agreement or the Related Documents, or
(c) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days aHer Lender's wntten demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Bonrower, which explanation and calculations shall be conclusive in the absence of manifest error.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Bonrower shall not, without the pnor wntten consent of
Lender:

Continuity of Operations. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) / ) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which anse solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Bonrower's outstanding shares or alter or amend Bonrower's capital structure.

Loans, Acquisitions and Guaranties. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterpnse or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Bonrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Bonrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (d) any Guarantor seeks, claims or otherwise aHempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory secunty interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Bonrower's nght, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permiHed by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Default on Indebtedness. Failure of Borrower to make any payment when due on the Indebtedness.

Other Detaults. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Bonrower.

Default in Favor of Third Parties. Should Bonrower or any Grantor default under any loan, extension of credit, secunty agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may matenally affect any of Bonrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any matenal respect at the time made or furnished, or becomes false or misleading at any time thereaHer.

Defective Collateralizatlon. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Secunty Agreement to create a valid and perfected Secunty Interest) at any time and for any reason.

Insolvency. The dissolution or termination of Borrower's existence as a going business, or a trustee or receiver is appointed for Borrower or for all or a substantial portion of the assets of Borrower, or Bonrower makes a general assignment for the benefit of Borrower's creditors, or Bonrower hles for bankruptcy, or an involuntary bankruptcy petition is filed against Borrower and such involuntary petition remains undismissed for sixty (60) days.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help,

08-21-1997                  BUSINESS LOAN AGREEMENT                       Page 3
Loan No 9008949                  (Continued)
--------------------------------------------------------------------------------

repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Bonrower's deposit accounts with Lender.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Change In Ownership. Any change in ownership of twenty-hve percent (25%) or more of the common stock of Borrower.

Adverse Change. A matenal adverse change occurs in Bonrower's hnancial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate and, at Lender's option, all sums owing in connection with the Loans, including all pnncipal, interest, and all other fees, costs and charges, if any, will become immediately due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shali have all the nghts and remea~es provioed in the Related Documents or available at law, in equity, or otnerwise. Except as may be prohibited by applicaole law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's nght to declare a default and to exercise its nghts and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in wnting and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Applicable Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Virginia. Lender and Bonrower hereby waive the nght to any jury tnal in any action, proceeding, or counterclaim brought by either party against the other.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or detne the provisions of this Agreement.

Consent to Loan PartIcipstion. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to pnvacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Bonrower's obligahon under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Bonrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Costs and Expenses. Borrower agrees to pay upon demand all of Lender's out-of-pocket expenses incurred in connection with this Agreement or in connection with the Loans made pursuant to this Agreement. Subject to any limits under applicable law, if Lender hires an attorney to help enforce this Agreement or to collect any Indebtedness, Bonrower agrees to pay Lender's attorneys' fees, and all of Lender's other collection expenses, whether or not there is a lawsuit and including legal expenses for bankruptcy proceedings.

Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered if hand delivered or when deposited with a nationally recognized overnight couner or deposited as certifed or registered mail in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal wntten notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Bonrower will keep Lender informed at atl times of Borrower's current address(es).

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modifed, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropnate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidianes and afflliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other hnancial accommodation to any subsidiary or affiliate of Borrower.

Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Bonrower shall not, however, have the nght to assign its nghts under this Agreement or any interest therein, without the prior written consent of Lender.

Survival. All warranties, representations, and agreements of Borrower in this Agreement shall survive the making of the Loan or Loans contemplated hereby, and shall be deemed made and redated by Bonrower at the time of the making of each disbursement of Loan proceeds.

Time Is of the Essence. Time is of the essence in the performance of this Agreement.

Waiver. Indulgence by Lender with respect to any of the terms and conditions of this Agreement or the failure of Lender to exercise any of its rights under this Agreement shall not constitute a waiver thereof, and Borrower shall remain liable for the strict performance of such terms and conditions until this Agreement shall be terminated. No provision of this Agreement may be waived or mod)fied orally, but all such waivers or mod)fications shall be in wnting. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in one instance shall not constitute Lender's continuing consent in subsequent instances, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

08-21-1997                  BUSINESS LOAN AGREEMENT                       Page 4
Loan No 9008949                  (Continued)
--------------------------------------------------------------------------------

BORROWER:

Colonial Downs Holdings, Inc.


By:  /s/ O. James Peterson, III     [SEAL]
     -------------------------------
     O. James Peterson, III, President

GRANTOR:

Citizens and Farmers Bank


By:  /s/ E. B. Sullivan          [SEAL]
     -------------------------------
     Authorized Officer

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